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                                  Exhibit 10.1
                                    L E A S E
                                    ---------
STATE OF ALABAMA  )

COUNTY OF RUSSELL )


         THIS LEASE, made and entered into by and between Blythe Metals Sources, Inc., an Alabama Corporation, hereinafter called the "Lessor" and Oretech, Inc., a Nevada Corporation, hereinafter called the "Lessee":

                               W I T N E S S E T H
                               -------------------
                                       1.

         The Lessor, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Lessee, has leased and rented, and by these presents does lease and rent, unto the said Lessee, and said Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "premises"), to-wit:

         309 STATE DOCKS ROAD, PHENIX CITY, RUSSELL COUNTY, ALABAMA WHICH
         INCLUDES A 5000 SQUARE FOOD BUILDING AND APPROXIMATELY         ACRES
         AS SHOWN UPON EXHIBIT "A", ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                                       2.

         To have and to hold the same for a term commencing on September 1, 2004 and ending on the first day of September, 2005, at midnight, unless sooner terminated as hereinafter provided.

                                       3.

         Lessee shall pay to the Lessor, at the office of the Lessor as hereinafter provided, promptly on the first day of each month, in advance, during the term of this lease, a monthly rental of three thousand, seven hundred Dollars ($ 3,700.00).

                                       4.

         Lessee accepts the premises in "As Is" condition. Lessor need not provide any repairs or improvements before the lease term begins. Lessee accepts the leased premises in their present condition as suited for the uses intended and shall, at its own expense, keep and maintain the premises and appurtenances and every part thereof in good order and repair.

         Lessee also agrees to keep all fixtures pertaining to heating, air conditioning, water, sewer, electricity and sprinkler systems, if any, in good order and repair and agrees also that it shall be liable for any damage to such systems. Lessee agrees that all systems are presently in good working order and that any additions, improvements or repairs thereto shall be at the sole expense of the Lessee and shall become the property of the Lessor at the end of the term of this Lease. Lessee agrees to return said premises to Lessor at the expiration of this Agreement in as good condition and repair as when first received, natural wear and tear alone accepted. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions or improvements, in, to or about the premises. Lessee shall not unreasonably withhold consent for improvements.

          At any time prior to the termination of the Lease, Lessee may remove any of its alterations or improvements, as long as Lessee repairs any damage and restores the premises to its original condition prior to said alterations and improvements being installed.

         Lessee will make and maintain all necessary repairs to the roof, structural components, exterior walls and interior walls of the premises. Lessee will clean and maintain the parking areas, yards, grass areas and exterior of the premises so that the premises will be kept in a safe and attractive condition.


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                                       5.

         Lessee shall pay all water, gas, electricity, fuel, light, heat, sewer and power for the leased premises, or used by Lessee in connection therewith, promptly as they shall become due. If Lessee shall fail to the same and Lessor is required to pay the same, Lessee shall reimburse Lessor for any and all such sums paid.

                                       6.

         Lessee will use the premises for the following business purpose:

                           Processing of ore, and Research and Development

         Premises shall not be used for any illegal purpose nor in any manner to create a nuisance and trespass nor in any manner to vitiate the insurance nor in any manner to increase the rate of insurance on the premises.

         This premise shall not be used for storage of hazardous waste materials. If any of the supplies stored by Lessee on the premises are classified as hazardous materials, Lessee shall store said materials in compliance with local, State and Federal laws and regulations and Lessee shall take all precautions to prevent any spillage or leakage of hazardous materials. Lessee shall not allow any lien or other title encumbrance to be placed on the property as a result of the storage of hazardous materials. For the purpose of this section, the term hazardous materials does not include explosives, the same being specifically prohibited on the premises.

         Lessee shall indemnify Lessor for any cost or expenses incurred by Lessor for the clean up of any hazardous materials of the Lessee.

         Lessor represents that the premises have not been used for the storage or disposal of any toxic or hazardous substance and Lessor has received no notice from any governmental authority concerning removal of any toxic or hazardous substance from the property.

         Lessee agrees that hazardous materials are not required in its business and that the same will not be brought, stored or delivered to premises.

                                       7.

         Lessee agrees to pay any and all real estate ad valorem taxes and personal property taxes on the leased premises as and when they become due. Lessor agrees to furnish copies of the tax bills to Lessee as soon as they are received by him to facilitate being paid in a timely manner.

                                       8.

         Lessee shall maintain, in full force and effect, at all times, hazard insurance with extended coverage on the building in the minimum amount of $500,000.00. Lessee shall have Lessor named as an additional insured in said policy. Lessee shall also maintain in full force and effect at all times liability insurance against the claims of all persons whomsoever for injuries to persons or property, in an amount not less than $500,000.00 for any person, and not less than $1,500,000.00 for any one accident to insure Lessor against any and all claims of persons or property while on the premises. The Lessor shall be a named insured in said insurance policy and a certificate of such insurance shall be delivered to the Lessor and a certificate showing insurance coverage to be current shall be furnished to Lessor upon the expiration of any policy. At Lessor's request, Lessee shall cause an additional certificate of insurance to be issued to any Mortgagee or Lender of the Lessor. If Lessee shall fail to obtain insurance and Lessor obtains the same, Lessee shall promptly reimburse Lessor all amounts paid plus ten percent (10%) to cover time and trouble of Lessor in obtaining the same.

                                       9.

         Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or effecting the use thereof by Lessee.


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                                       10.

         Lessee shall not assign this lease or sublet any portion of the premises without the prior, written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease. In the event Lessor consents to a sublease, Lessee shall remain liable for the remaining term of this Lease unless Lessor specifically releases Lessee from liability in writing.

                                       11.

         If the premises are totally destroyed or made wholly untenantable by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date. If premises are damaged but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of the premises has been destroyed, and Lessor shall restore premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.

                                       12.

         If the whole of the leased premises, or such portion thereof as will make premises unusable for the purposes herein leased, by condemned by any legally constituted authority for any public use or purpose, then in either of said events, the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority.

                                       13.

         Before starting a legal action to recover possession of the premises based on Lessee's default, Lessor will notify Lessee in writing of the default. Lessor will take legal action only if Lessee does not correct the default within ten days after written notice is given or mailed to Lessee.

                                       14.

         As long as Lessee is not in default under the terms of this lease, Lessee will have the right to occupy the premises peacefully and without interference.

                                       15.

         If Lessee remains in possession after this lease ends, the continuing tenancy will be from month to month.

                                      16.

         It is mutually agreed that in the event the Lessee shall default in the payment of rent herein reserved, when due, and fails to cure said default within five (5) days after written notice thereof from Lessor; or if Lessee shall be in default in performing any of the terms or provisions of this Lease other than the provision requiring the payment of rent, and fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Lessor; or if Lessee is adjudicated bankrupt; or if a receiver is appointed for Lessee's property and such receiver is not removed within sixty (60) days; or if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Lessee makes an assignment for benefit of creditors; or if Lessee's effects should be levied upon or attached under process against Lessee, not satisfied or dissolved within thirty (30) days; then, and in any of said events, Lessor, at his option, may at once or within six (6) months thereafter (but only during continuance of such default or condition), terminate this lease by written notice to Lessee; whereupon this lease shall end. After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall affect this lease only is caused by, or happening to, the assignee or sublessee. Any notice provided in this paragraph may be given by Lessor, or his attorney. Said notice shall be given to Lessee at the address of the leased property. Upon such


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termination by Lessor, Lessee will at once surrender possession of the premises to Lessor and remove all of Lessee's effects therefrom; and Lessor may forthwith re-enter the premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

                                       17.

         Lessor, as Lessee's agent, without terminating this lease, upon Lessee's breaching of this contract, may at Lessor's option enter upon and rent premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor on reletting.

                                       18.

         Lessor may card premises "For Rent" or "For Sale" thirty (30) days before the termination of this Lease. Lessor may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Lessor under the terms hereof, or to make repairs to Lessor's adjoining property, if any.

                                       19.

         Lessee's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Lessor.

                                       20.

         If any rent owing under this lease is collected by or through an attorney at law, Lessee agrees to pay fifteen percent (15%) thereof as attorney's fees, plus all other costs of collection. Lessee waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this Lease. Lessee hereby assigns to Lessor its homestead and exemption.
                                       21.
         The parties hereto agree, whenever so requested in writing by the other party hereto, to acknowledge in writing that the other party is not in default, to the best of his knowledge or belief, under the terms of this Lease and that the Lease is in full force and effect as herein written or as it may have been modified and amended in writing by the parties hereto. Such acknowledgment shall be in the form of an Estoppel Certificate reasonable acceptable to such other party.

                                       22.

         All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

                                       23.

         No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

                                       24.

         TIME IS OF THE ESSENCE OF THIS AGREEMENT

                                       25.

         "Lessor", as used in this lease, shall include first party, his heirs, representatives, assigns and successors in title to premises. "Lessee" shall include second party, its successors and assigns, and if this lease shall be validly assigned or sublet, shall include also Lessee's assignees or sub-lessees, as to premises covered by such assignment or sublease. "Lessor" and "Lessee" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular.



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                                       26.

         This lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

                                       27.

         This lease shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                                       28.

         The laws of the State of Alabama shall govern the enforcement of this Lease.

                                       29.

         All notices required hereunder must be in writing. Notices may be delivered to Lessor and Lessee at the addresses contained herein or to any new address that a party designates in writing. Notices may be delivered in person, by certified mail or by overnight courier to Lessor at:

                           Blythe Metals Sources, Inc
                                  P.O. Box 3575
                           Phenix City, AL 36868-6575

or to Lessee at:

                                  Oretech, Inc
                                  P.O. Box 1735
                               Columbus, GA 31902

                                       30.

         The parties may sign several identical counterparts of this Lease. Any fully signed counterpart shall be treated as an original. If any court determines that any provision of this Lease is invalid or unenforceable, any invalidity or unenforceability will only affect that provision and will not make any other provision of this Lease invalid or unenforceable and shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

                                       31.

         In the event Blythe Metals Sources, Inc. should receive an offer to purchase subject premises from another party, or in the event Blythe Metals Sources, Inc. should decide to sell subject premises, Blythe Metals Sources, Inc. hereby grants to Oretech, Inc. a first right of refusal on the premises. In the event of any offer to purchase or contract, Blythe Metals Sources, Inc. shall submit a copy of said contract to Oretech, Inc. and Oretech, Inc. shall have ten (10) days within which to match said offer on the same terms and conditions. Otherwise, this right of refusal shall become void.

         IN WITNESS WHEREOF, Lessor and Lessee have caused these presents to be executed for them and on their behalf, by their duly authorized officers and have caused their respective Corporate Seals to be hereto affixed, as of this 1st day of September, 2004.

                                             "LESSOR":
                                             Blythe Metals Sources, Inc.

                                             By: /s/ Thomas P. Blythe
                                                 -------------------------------
                                                 Thomas P. Blythe, its President

                                             "LESSEE":
                                             ORETECH, INC.

                                             By: /s/ Francis C. Hargarten
                                                 -------------------------------
                                                 Frances C. Hargarten, CEO